Exhibit 99.3

LIBERTY GLOBAL LTD.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On November 8, 2024, Liberty Global Ltd. (Liberty Global) completed the spin-off of 100% of its operations in Switzerland and certain other Liberty Global subsidiaries connected to its Swiss business (together, the Sunrise Entities) to Liberty Global shareholders. The Sunrise Entities were separated from the remaining business of Liberty Global through a series of transactions (the “Spin-off”) that resulted in the transfer of the Sunrise Entities to “Sunrise”, a newly formed independent, separate publicly traded Swiss company. Shares of Sunrise were distributed to Liberty Global’s shareholders as part of the Spin-off.

On October 31, 2024, in connection with the Spin-off, Liberty Global contributed CHF 1,313.1 million ($1,555.0 million at the applicable rate) to Sunrise. Additionally, all outstanding related party notes receivable and payable, including related party interest receivable and payable, between subsidiaries of Liberty Global and subsidiaries of the Sunrise Entities were settled on a net basis prior to the Spin-off.

Liberty Global and Sunrise, or their respective subsidiaries, will remain parties to certain existing agreements, including the technology master services agreement and other services agreements, and entered into a new transitional services agreement upon closing of the Spin-off in order to govern the ongoing relationships between them after the Spin-off and to provide for an orderly transition of Sunrise to independent public company status. With the exception of the new transitional service agreement, the amounts expected to be paid by Sunrise to Liberty Global for these services after the Spin-off will be calculated on a basis consistent with the historical amounts charged by Liberty Global to Sunrise for these services.

The following unaudited pro forma condensed consolidated financial statements of Liberty Global give effect to the Spin-off and related transactions as described above.

As a result of the Spin-off, the operations of the Sunrise Entities will be presented as a discontinued operation by Liberty Global in accordance with ASC 205, Presentation of Financial Statements (ASC 205) as of the effective date of the Spin-off.

The unaudited pro forma condensed consolidated financial statements of Liberty Global have been prepared in accordance with the rules and regulations of the United States Securities and Exchange Commission.

The unaudited pro forma condensed consolidated statements of operations present the Sunrise Entities as a discontinued operation for the nine months ended September 30, 2024 and the years ended December 31, 2023, 2022, and 2021, respectively, as if the Spin-off occurred on January 1, 2023. In addition, the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2024 and the year ended December 31, 2023 reflect certain adjustments related to the Spin-off, as if the other transactions described herein occurred on January 1, 2023. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2024 reflects adjustments related to the Spin-off, as well as certain adjustments related to the Spin-off as discussed above, as if the other transactions described herein occurred on September 30, 2024. The weighted average ordinary shares outstanding for the diluted earnings per share computation have not been adjusted for any modifications to the Liberty Global equity incentive plans as a result of the Spin-off.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2024 has been derived from the unaudited historical condensed consolidated balance sheet of Liberty Global as of September 30, 2024, the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2024 has been derived from the unaudited historical condensed consolidated statement of operations of Liberty Global for the nine months ended September 30, 2024 and the unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2023, 2022 and 2021 have been derived from the audited historical consolidated statements of operations of Liberty Global for the years ended December 31, 2023, 2022 and 2021, respectively.

The unaudited pro forma information should be read in conjunction with the accompanying notes hereto, Liberty Global’s historical consolidated financial statements and related notes thereto included in its Annual Report on Form 10-K (as amended) for the fiscal year ended December 31, 2023 and its Quarterly Report on Form 10-Q for the nine months ended September 30, 2024.

The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have been achieved had the Spin-off and related transactions occurred on the dates assumed, nor is it indicative of future operating results or financial position.

The unaudited pro forma adjustments are based upon information and assumptions available at the time of the filing of this Current Report on Form 8-K/A as set forth in the notes to the unaudited pro forma condensed consolidated financial statements.

LIBERTY GLOBAL LTD.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2024

	Liberty Global Historical Consolidated	Sunrise Historical Consolidated	Notes	Other Adjustments to Reflect the Spin-off	Notes	Total Liberty Global Pro Forma
	in millions
ASSETS
Current assets:
Cash and cash equivalents	$2,356.4	$11.0	(1a)	$(1,555.0)	(2a)	$790.4
Trade receivables, net	863.4	456.5	(1a)	—		406.9
Short-term investments (measured at fair value on a recurring basis)	906.3	—		—		906.3
Derivative instruments	399.7	192.4	(1a)	—		207.3
Other current assets	671.2	336.5	(1a)	—		334.7
Total current assets	5,197.0	996.4		(1,555.0)		2,645.6
Investments and related notes receivable	13,617.0	59.6	(1a)	—		13,557.4
Property and equipment, net	7,439.8	2,932.1	(1a)	—		4,507.7
Goodwill	10,325.6	7,129.1	(1a)	—		3,196.5
Intangible assets subject to amortization, net	1,773.8	1,053.7	(1a)	—		720.1
Operating lease right-of-use assets	2,383.3	1,630.0	(1a)	—		753.3
Other assets, net	1,029.9	265.1	(1a)	—		764.8
Total assets	$41,766.4	$14,066.0		$(1,555.0)		$26,145.4

LIBERTY GLOBAL LTD.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2024 — (Continued)

	Liberty Global Historical Consolidated	Sunrise Historical Consolidated	Notes	Other Adjustments to Reflect the Spin-off	Notes	Total Liberty Global Pro Forma
	in millions
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$560.6	$172.6	(1a)	$—		$388.0
Deferred revenue	267.4	112.4	(1a)	—		155.0
Derivative instruments	459.2	347.4	(1a)	—		111.8
Current portion of debt and finance lease obligations	999.3	403.2	(1a)	—		596.1
Accrued capital expenditures	299.1	81.1	(1a)	—		218.0
Accrued income taxes	248.6	0.4	(1a)	—		248.2
Other accrued and current liabilities	1,517.0	608.7	(1a)	17.5	(3)	925.8
Total current liabilities	4,351.2	1,725.8		17.5		2,642.9
Long-term debt and finance lease obligations	14,891.8	6,137.8	(1a)	—		8,754.0
Long-term operating lease liabilities	2,000.9	1,282.6	(1a)	—		718.3
Other long-term liabilities	1,870.9	986.5	(1a)	—		884.4
Total liabilities	23,114.8	10,132.7		17.5		12,999.6

Equity:
Liberty Global shareholders:
Class A common shares	1.7	—		—		1.7
Class B common shares	0.1	—		—		0.1
Class C common shares	1.8	—		—		1.8
Additional paid-in capital	926.2	—		—		926.2
Accumulated earnings	14,910.0	3,386.8	(1b)	(1,555.0)	(2)	9,950.7
				(17.5)	(3)
Accumulated other comprehensive earnings, net of taxes	2,819.4	523.3	(1b)	—		2,296.1
Treasury shares, at cost	(0.1)	—		—		(0.1)
Total Liberty Global shareholders	18,659.1	3,910.1		(1,572.5)		13,176.5
Noncontrolling interests	(7.5)	23.2	(1b)	—		(30.7)
Total equity	18,651.6	3,933.3		(1,572.5)		13,145.8
Total liabilities and equity	$41,766.4	$14,066.0		$(1,555.0)		$26,145.4

LIBERTY GLOBAL LTD.
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024

	Liberty Global Historical Consolidated	Sunrise Historical Consolidated (1a)	Other Adjustments to Reflect the Spin-off	Notes	Total Liberty Global Pro Forma
	in millions, except per share amounts

Revenue	$5,754.0	$2,535.3	$96.3	(4)	$3,315.6
			0.6	(5)
Operating costs and expenses (exclusive of depreciation and amortization, shown separately below):
Programming and other direct costs of services	1,853.3	802.0	0.2	(4)	1,051.5
Other operating	912.0	345.7	—		566.3
Selling, general and administrative (SG&A)	1,281.3	462.8	—		818.5
Depreciation and amortization	1,512.7	762.3	—		750.4
Impairment, restructuring and other operating items, net	51.7	7.6	—		44.1
	5,611.0	2,380.4	0.2		3,230.8
Operating income	143.0	154.9	96.7		84.8
Non-operating income (expense):
Interest expense	(756.2)	(322.0)	(7.0)	(4)	(434.2)
			7.0	(6)
Realized and unrealized gains (losses) on derivative instruments, net	67.0	106.3	—		(39.3)
Foreign currency transaction losses, net	(280.3)	(78.2)	—		(202.1)
Realized and unrealized gains due to changes in fair values of certain investments, net	38.9	1.2	—		37.7
Share of results of affiliates, net	(166.6)	(2.2)	—		(164.4)
Gain on sale of All3Media	242.9	—	—		242.9
Other non-operating income	191.1	25.1	1.5	(4)	100.5
			(1.5)	(6)
			(65.5)	(7)
	(663.2)	(269.8)	(65.5)		(458.9)
Loss from continuing operations before income taxes	(520.2)	(114.9)	31.2		(374.1)
Income tax expense	(88.5)	(28.7)	—	(8)	(59.8)
Loss from continuing operations	$(608.7)	$(143.6)	$31.2		$(433.9)

Net loss attributable to Liberty Global shareholders from continuing operations	$(656.0)	$(143.6)	$31.2		$(481.2)

Basic and dilutive loss attributable to Liberty Global shareholders per share — continuing operations	$(1.77)				$(1.30)

Weighted average ordinary shares outstanding — basic and diluted earnings per share computation	370,673,984				370,673,984

LIBERTY GLOBAL LTD.
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2023

	Liberty Global Historical Consolidated	Sunrise Historical Consolidated (1a)	Other Adjustments to Reflect the Spin-off	Notes	Total Liberty Global Pro Forma
	in millions, except per share amounts

Revenue	$7,491.4	$3,375.6	$156.1	(4)	$4,234.9
			(37.0)	(5)
Operating costs and expenses (exclusive of depreciation and amortization, shown separately below):
Programming and other direct costs of services	2,384.7	1,099.2	3.6	(4)	1,289.1
Other operating	1,207.1	441.6	—		765.5
SG&A	1,761.0	641.8	25.6	(3)	1,144.8
Depreciation and amortization	2,315.2	1,098.8	—		1,216.4
Impairment, restructuring and other operating items, net	67.9	24.9	—		43.0
	7,735.9	3,306.3	29.2		4,458.8
Operating loss	(244.5)	69.3	89.9		(223.9)
Non-operating income (expense):
Interest expense	(907.9)	(402.9)	(2.3)	(4)	(505.0)
			2.3	(6)
Realized and unrealized gains (losses) on derivative instruments, net	(526.3)	(604.6)	—		78.3
Foreign currency transaction losses, net	(70.8)	648.9	—		(719.7)
Realized and unrealized losses due to changes in fair values of certain investments, net	(557.3)	(0.7)	—		(556.6)
Share of results of affiliates, net	(2,019.3)	(0.9)	—		(2,018.4)
Other non-operating income	601.9	12.7	1.9	(4)	504.5
			(1.9)	(6)
			(84.7)	(7)
	(3,479.7)	(347.5)	(84.7)		(3,216.9)
Loss from continuing operations before income taxes	(3,724.2)	(278.2)	5.2		(3,440.8)
Income tax expense	(149.6)	63.5	—	(8)	(213.1)
Loss from continuing operations	$(3,873.8)	$(214.7)	$5.2		$(3,653.9)

Net loss attributable to Liberty Global shareholders from continuing operations	$(4,051.7)	$(214.7)	$5.2		$(3,831.8)

Basic and diluted loss attributable to Liberty Global shareholders per share — continuing operations	$(9.52)				$(9.00)

Weighted average ordinary shares outstanding — basic and diluted earnings per share computations	425,679,037				425,679,037

LIBERTY GLOBAL LTD.
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2022

	Liberty Global Historical Consolidated	Sunrise Historical Consolidated (1a)	Total Liberty Global Pro Forma
	in millions, except per share amounts

Revenue	$7,195.7	$3,178.2	$4,017.5
Operating costs and expenses (exclusive of depreciation and amortization, shown separately below):
Programming and other direct costs of services	2,085.7	1,019.4	1,066.3
Other operating	1,088.2	408.6	679.6
SG&A	1,618.5	612.7	1,005.8
Depreciation and amortization	2,171.4	1,077.8	1,093.6
Impairment, restructuring and other operating items, net	85.1	22.8	62.3
	7,048.9	3,141.3	3,907.6
Operating income	146.8	36.9	109.9
Non-operating income (expense):
Interest expense	(589.3)	(288.4)	(300.9)
Realized and unrealized gains on derivative instruments, net	1,213.1	358.7	854.4
Foreign currency transaction gains, net	1,407.2	108.4	1,298.8
Realized and unrealized losses due to changes in fair values of certain investments, net	(323.5)	(6.5)	(317.0)
Share of results of affiliates, net	(1,267.8)	0.5	(1,268.3)
Gain associated with the Telenet Tower Sale	700.5	—	700.5
Other non-operating income	137.2	36.2	101.0
	1,277.4	208.9	1,068.5
Earnings from continuing operations before income taxes	1,424.2	245.8	1,178.4
Income tax expense	(318.9)	87.8	(406.7)
Earnings from continuing operations	$1,105.3	$333.6	$771.7

Net earnings attributable to Liberty Global shareholders from continuing operations	$592.2	$333.6	$258.6

Basic earnings attributable to Liberty Global shareholders per share — continuing operations	$1.21		$0.53
Dilutive earnings attributable to Liberty Global shareholders per share — continuing operations	$1.19		$0.52

Weighted average ordinary shares outstanding — basic earnings per share computation	489,555,582		489,555,582
Weighted average ordinary shares outstanding — diluted earnings per share computation	496,988,850		496,988,850

LIBERTY GLOBAL LTD.
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2021

	Liberty Global Historical Consolidated	Sunrise Historical Consolidated (1a)	Total Liberty Global Pro Forma
	in millions, except per share amounts

Revenue	$10,311.3	$3,320.6	$6,990.7
Operating costs and expenses (exclusive of depreciation and amortization, shown separately below):
Programming and other direct costs of services	3,017.6	1,061.2	1,956.4
Other operating	1,484.6	389.0	1,095.6
SG&A	2,154.1	653.6	1,500.5
Depreciation and amortization	2,353.7	1,026.9	1,326.8
Impairment, restructuring and other operating items, net	(19.0)	(45.4)	26.4
	8,991.0	3,085.3	5,905.7
Operating income	1,320.3	235.3	1,085.0
Non-operating income (expense):
Interest expense	(882.1)	(284.8)	(597.3)
Realized and unrealized gains on derivative instruments, net	537.3	221.8	315.5
Foreign currency transaction gains, net	1,324.5	21.2	1,303.3
Realized and unrealized gains due to changes in fair values of certain investments, net	820.6	3.0	817.6
Share of results of affiliates, net	(175.4)	—	(175.4)
Gain on U.K. JV Transaction	10,873.8	—	10,873.8
Other non-operating income	181.8	(38.6)	220.4
	12,680.5	(77.4)	12,757.9
Earnings from continuing operations before income taxes	14,000.8	157.9	13,842.9
Income tax expense	(473.3)	55.1	(528.4)
Earnings from continuing operations	$13,527.5	$213.0	$13,314.5

Net earnings attributable to Liberty Global shareholders from continuing operations	$13,344.2	$213.0	$13,131.2

Basic earnings attributable to Liberty Global shareholders per share — continuing operations	$24.01		$23.63
Diluted earnings attributable to Liberty Global shareholders per share — continuing operations	$23.45		$23.07

Weighted average ordinary shares outstanding — basic earnings per share computation	555,695,224		555,695,224
Weighted average ordinary shares outstanding — diluted earnings per share computation	569,114,223		569,114,223

LIBERTY GLOBAL LTD.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
AND COMBINED FINANCIAL STATEMENTS
Spin-off and Related Transactions

(1)    Following the Spin-off, the Sunrise Entities will be presented as a discontinued operation by Liberty Global in accordance with ASC 205.

(a)This adjustment removes Sunrise’s historical balances from Liberty Global’s consolidated balances in accordance with ASC 205.

(b)Reflects the historical equity balances of the Sunrise Entities recognized in the unaudited historical financial statements of Liberty Global prepared in accordance with accounting principles generally accepted in the United States.

(2)    Reflects the transfer to Sunrise by Liberty Global of the net assets of the Sunrise Entities after giving effect to the terms provided for in the Master Separation Agreement and the accounting treatment related thereto (in millions):

Net assets of the Sunrise Entities	$3,933.3
Less: Accumulated other comprehensive earnings, net of taxes attributable to the Sunrise Entities	(523.3)
Less: Noncontrolling interests attributable to the Sunrise Entities	(23.2)
Invested capital in the Sunrise Entities	3,386.8
Cash contributed by Liberty Global prior to Spin-off (a)	1,555.0
Reduction to accumulated earnings attributable to Spin-off	$4,941.8
_______________

(a)Reflects the contribution of CHF 1,313.1 million ($1,555.0 million at the applicable rate) from Liberty Global to Sunrise to fund the repayment of third-party debt, including associated derivatives, in connection with the Spin-off and working capital needs of Sunrise. The contribution was funded through the existing corporate liquidity of Liberty Global.

(3)    Reflects estimated incremental transaction costs directly related to the Spin-off, including third party legal and advisory fees of $25.6 million, that are expected to be incurred by Liberty Global subsequent to December 31, 2023 and are, therefore, not reflected in the historical consolidated statement of operations of Liberty Global and $17.5 million of costs that are expected to be incurred by Liberty Global subsequent to September 30, 2024 and are, therefore, not reflected in the historical condensed consolidated balance sheet. These transaction costs are non-recurring and will not affect Liberty Global’s statement of operations beyond 12 months after the effective date of the Spin-off.

(4)    Reflects the reversal of previously recorded eliminations of intercompany transactions between Liberty Global and the Sunrise Entities primarily attributable to (i) programming-related and interconnect services, (ii) management, finance, legal and other services, (iii) procurement, (iv) technology and innovation-related services and (v) interest on related party notes.

(5)    Reflects the net effect of (i) the elimination of historical intercompany transactions between Liberty Global and Sunrise for services generally related to management, finance, legal and other services to support Sunrise’s operations under the terms of previous agreements of $23.9 million and $68.9 million for the nine months ended September 30, 2024 and the year ended December 31, 2023, respectively, and (ii) estimated amounts to be charged by Liberty Global to Sunrise for management, finance, legal and other services pursuant to the transitional services agreement entered into in connection with the Spin-off of $24.5 million and $31.9 million for the nine months ended September 30, 2024 and the year ended December 31, 2023, respectively. No incremental costs are expected to be incurred by Liberty Global for the management, finance, legal and other services provided under the transitional services agreement.

LIBERTY GLOBAL LTD.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
AND COMBINED FINANCIAL STATEMENTS
(6)    Reflects the elimination of historical related party interest expense of $7.0 million and $2.3 million for the nine months ended September 30, 2024 and the year ended December 31, 2023, respectively, and related party interest income of $1.5 million and $1.9 million for the nine months ended September 30, 2024 and the year ended December 31, 2023, respectively, associated with the net settlement of the related party note payable and notes receivable between the Sunrise Entities and Liberty Global prior to the Spin-off.

(7)    Reflects the estimated reduction of interest income associated with the portion of Liberty Global’s contribution to Sunrise funded through existing corporate liquidity referred to in note (2a) above calculated based on the average yield earned on our investments in separately-managed accounts (SMAs) of 5.6% and 5.5% during the nine months ended September 30, 2024 and the year ended December 31, 2023, respectively. A 1/8 of a percentage point change in the average yield earned on our investments in SMAs would result in a change of $1.5 million and $1.9 million during the nine months ended September 30, 2024 and the year ended December 31, 2023, respectively, in the estimated reduction of interest income associated with the portion of Liberty Global’s contribution to Sunrise funded through existing corporate liquidity.

(8)    The pre-tax pro forma adjustments primarily relate to transactions involving existing corporate entities of Liberty Global that form part of a Dutch fiscal unity with existing tax loss carryforwards and related deferred tax assets. A valuation allowance has been recorded to reduce the net deferred tax assets of this Dutch fiscal unity as it is more-likely-than-not that such net deferred tax assets will not be realized. In that regard, the pro forma income tax adjustment otherwise required due to the pre-tax pro forma adjustments would be offset by a valuation allowance and, therefore, would have no impact on the income tax expense reported in the unaudited pro forma condensed consolidated statement of operations.